UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2008

URANIUM STAR CORP.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	000-51151	20-0803515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 – 141 Adelaide St. W., Toronto, Ontario, Canada	M5H 3L5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-4911

 (Former Name or Former Address if Changed Since Last Report)

1000 – 141 Adelaide St. W., Toronto, Ontario Canada M5H 3L5

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   Entry into Material Definitive Agreement.

On May 14, 2008, Uranium Star Corp. (the “Company”), a Nevada corporation, entered into a Plan of Merger (the “Merger Agreement”) with Uranium Star Corp. (“Uranium Star Minnesota”), a Minnesota corporation and wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, the Company agreed to merge with and into Uranium Star Minnesota, with Uranium Star Minnesota being the surviving entity (the “Reincorporation Merger”). The Reincorporation Merger became effective on May 15, 2008 (the “Effective Time”).

The Reincorporation Merger did not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs ncident to the Reincorporation Merger, which are immaterial). Management, including all directors and officers, remain the same in connection with the Reincorporation Merger. There were no substantive changes in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation Merger.

Following the Reincorporation Merger, the securities of the Surviving Corporation will continue to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by virtue of Rule 12g-3 of the Exchange Act.

As a result of the Reincorporation Merger, the Company’s stockholders automatically became shareholders of Uranium Star Minnesota on a share-for-share basis. The Registrant’s shares will continue to be traded on the OTCBB under the symbol “URST” and there is no change in the Registrant’s CUSIP number. The Articles of Incorporation and Bylaws of Uranium Star Minnesota are attached as exhibits to this Form 8-K.

ITEM 3.03   Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 above is incorporated by reference into this section.

ITEM 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 above is incorporated by reference into this section.

ITEM 9.01   Financial Statements and Exhibits

(d) Exhibits

2.1

Articles of Merger Between Uranium Star Corp., a Nevada Corporation and Uranium Star Corp., a Minnesota Corporation, Dated May 14, 2008 (including the Plan of Merger of Uranium Star Corp., a Nevada Corporation, as the Constituent Entity, With Uranium Star Corp., a Minnesota Corporation, as the Surviving Entity, Dated May 14, 2008, attached as Exhibit A to the Articles of Merger)

3.1	Articles of Incorporation of Uranium Star Corp., a Minnesota Corporation

3.2	Bylaws of Uranium Star Corp., a Minnesota Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 16, 2008

URANIUM STAR CORP.

By	/s/ Richard Schler
Richard Schler, Vice President and Chief Financial Officer